UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

A.C. Moore Arts & Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 768-4930

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2008, the Board approved a change to the Company’s fiscal year end, moving it from December 31 to a floating year end ending on the Saturday before or after December 31st of each year. The change is effective beginning with the Company’s fiscal year 2008, which will now end January 3, 2009. The Company’s fiscal year 2009 will begin January 4, 2009 and end January 2, 2010. Because the change in fiscal year end represents only a three day difference, a report regarding the transition period is not required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.

Date: December 19, 2008

By: /s/ Michael Zawoysky
Name: Michael Zawoysky
Title: Chief Financial Officer